Waddell & Reed InvestEd Portfolios, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

April 7, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for Waddell & Reed InvestEd Portfolios, Inc. (the Fund) dated April 7 , 2008 (Prospectus), which may be obtained from the Fund or its principal underwriter and distributor, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

The Fund's Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated December 31, 2007, which may also be obtained from the Fund or Waddell & Reed at the address or telephone number shown above. The Financial Statements of Waddell & Reed Advisors Cash Management, Inc. (Cash Management), including notes thereto, and the report of Cash Management's independent registered public accounting firm for the fiscal year ended September 30, 2007, are incorporated herein by reference. They are contained in Cash Management's Annual Report to Shareholders, dated September 30, 2007, which is available upon request.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Investment Strategies, Policies and Practices of the Underlying Funds
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Portfolios
Underwriter
Financial Statements
Appendix A

FUND HISTORY

Waddell & Reed InvestEd Portfolios, Inc. was organized as a Maryland corporation on May 23, 2001.

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

Waddell & Reed InvestEd Growth Portfolio, Waddell & Reed InvestEd Balanced Portfolio and Waddell & Reed InvestEd Conservative Portfolio (each a Portfolio; collectively, the Portfolios) is each a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. Each Portfolio is a series of the Fund, an open-end, diversified management investment company.

The following information supplements the information contained in the Prospectus concerning the Portfolios' objectives, principal investment strategies, investment policies and limitations. Except as otherwise indicated in the Prospectus or this SAI, there are no policy limitations on a Portfolio's ability to use the investments or techniques discussed in these documents.

Each Portfolio invests primarily in a combination of the underlying funds, as described in the Prospectus.

Other Direct Investments

Each Portfolio may invest directly in U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal market conditions, each Portfolio anticipates investments in these securities and instruments to be minimal.

U.S. Government Securities. U.S. government securities include direct debt obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities (collectively, U.S. government securities). U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily, or solely, by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets. U.S. government securities are described in greater detail in the section entitled Investment Strategies, Policies and Practices of Underlying Funds.

Money Market Instruments. Money market instruments are short-term debt obligations and similar securities that include: (1) short-term securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) short-term debt obligations of U.S. banks, savings and loan associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships (including limited liability companies), trusts and similar entities; and (4) repurchase agreements regarding any of the foregoing. Money market instruments may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, each Portfolio may hold cash and may invest in participation interests in the money market securities mentioned above.

Repurchase Agreements. A Portfolio may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (1940 Act), is and, during the entire term of the agreement will remain, at least equal to the value of the loan, including the accrued interest earned thereon. It is the position of the Securities and Exchange Commission (SEC) that repurchase agreements are deemed to be loans. Repurchase agreements are entered into only with those entities approved by the Portfolios' investment manager, Waddell & Reed Investment Management Company (WRIMCO).

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, although the Portfolios intend to use this authorization only in connection with their investment of cash reserves in short-term securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those WRIMCO has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. More information about illiquid securities and the circumstances under which restricted securities can be determined to be liquid is provided in Investment Strategies, Policies and Practices of Underlying Funds.

Investment Limitations of the Portfolios

Fundamental Limitations. The following fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Portfolio will not:

(1)

purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and the Portfolio will invest 25% or more of its total assets in the securities of other investment companies.

(2)

issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of one-third of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)

make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the Federal securities laws in connection with its disposition of portfolio securities.

(5)

purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)

purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(7)

purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Except with respect to fundamental investment limitation (2), if a percentage restriction is adhered to at the time of an investment transaction, a later increase or decrease in the percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

Non-Fundamental (Operating) Limitations. The following investment restrictions may be changed by the Fund's Board of Directors without shareholder approval. Each Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(3)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions.

(4)	purchase, sell or enter into financial options and futures contracts, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding the foregoing investment limitations, the Portfolios may invest in underlying funds that have adopted investment limitations that may be more or less restrictive than those listed above. Therefore, the Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. However, the current group of underlying Advisor funds do not engage in investment strategies that are of a nature as those prohibited under the investment limitations listed above. The investment limitations and other investment policies and restrictions of each underlying fund are described in its prospectus and SAI, a copy of which may be obtained by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, telephoning Waddell & Reed at 888.WADDELL, or by email at request@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

In accordance with each Portfolio's investment program as set forth in the Prospectus, a Portfolio may invest more than 25% of its net assets in any one underlying fund. However, each underlying fund in which a Portfolio may invest (other than Waddell & Reed Advisors Government Securities Fund) will not invest more than 25% of its total assets in any one industry.

         INVESTMENT STRATEGIES, POLICIES AND PRACTICES OF UNDERLYING FUNDS

The following disclosure supplements the information contained in the Prospectus concerning the investment policies and limitations of the underlying funds and contains more detailed information about the investment strategies and policies that the underlying funds' investment manager, WRIMCO, may employ and the types of instruments in which an underlying fund may invest, in pursuit of the fund's objective(s). A summary of the risks associated with these instrument types and investment practices is included as well. WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a fund achieve its objective(s).

Securities - General

The main types of securities in which the underlying funds, other than Cash Management, may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. An underlying fund, other than Cash Management, may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or, if unrated, judged by WRIMCO to be of equivalent quality. In the case of a "split-rated" security, which results when NRSROs rate the security at different rating levels (for example, BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), and Ba by Moody's Investors Service, Inc. (Moody's)), it is the fund's general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

Subject to its investment restrictions, each underlying fund, other than Cash Management, may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

Lower quality debt securities, commonly called junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a fund may retain a portfolio security whose rating has been changed.

Each of the underlying funds, other than Cash Management, may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Each of the underlying funds, other than Cash Management, may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the fund is called for redemption, the fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the fund's ability to achieve its investment objectives.

Each of the underlying funds, other than Cash Management, may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than that of the related common stock of the issuer.

Specific Securities and Investment Practices

         Bank Deposits

Among the debt securities in which the underlying funds may invest are deposits in banks, represented by certificates of deposit or other evidence of deposit issued by such banks, of varying maturities. The Federal Deposit Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a fund may invest in them only within the limit mentioned under Illiquid Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

         Borrowing

Each of the underlying funds may borrow money, but only from banks and for temporary, emergency or extraordinary purposes, except that Waddell & Reed Advisors New Concepts Fund, Inc. may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing on the part of Waddell & Reed Advisors New Concepts Fund, Inc. will be made only from banks and only to the extent that the value of the fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

If a fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off. For Waddell & Reed Advisors New Concepts Fund, Inc., interest on money borrowed is an expense the fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings.

         Foreign Securities and Currencies

Each of the underlying funds, other than Waddell & Reed Advisors Government Securities Fund, may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domicile country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are typically created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are receipts designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a fund's ability to invest a portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currencies. Certain of the underlying funds, other than Cash Management, may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. A fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See Options, Futures and Other Strategies - Forward Currency Contracts.

Investment in foreign securities usually will involve currencies of foreign countries (except that Cash Management's investments in Canadian government obligations, if any, must be U.S. dollar-denominated). Moreover, certain of the underlying funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Although a fund's custodian values the fund's assets daily in terms of U.S. dollars, the fund does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. A fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a fund normally will be invested in both U.S. and foreign securities markets, changes in a fund's share price may have a low correlation with movements in U.S. markets. A fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the fund.

A fund usually effects currency exchange transactions on a spot basis at the spot (that is, cash) rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the fund converts assets from one currency to another. Further, a fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, a fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which a fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which a fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by a fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for a fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO may assign a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the fund's Treasurer and to the fund's Chief Compliance Officer for approval.

Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the fund's board of directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

The assets used as cover for OTC options written by an underlying fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets (10% of net assets for Cash Management) were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of a fund to be able to invest in illiquid securities up to the maximum allowable. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid, but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset-backed securities (which also include many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their investments. For example, if WRIMCO desired Korean exposure for a fund, instead of following difficult procedures for direct investment, WRIMCO could invest in a specialized OTC instrument with an investment banker which would pay the same as the return on the Korean bond market without the fund's having to physically invest in the Korean market.

         Indexed Securities

A fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, or stocks, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Investment Company Securities

Each of the underlying funds, other than Cash Management and Waddell & Reed Advisors Government Securities Fund, may purchase securities of closed-end investment companies, subject to the restrictions and limitations of the 1940 Act; Waddell & Reed Advisors Dividend Income Fund and Waddell & Reed Advisors Value Fund may also purchase shares of open-end investment companies. As a shareholder in an investment company, a fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Closed-End Investment Companies.  Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets.  In accordance with the 1940 Act, each of the underlying funds, other than Cash Management and Waddell & Reed Advisors Government Securities Fund, may purchase securities of closed-end investment companies.  This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the funds to invest indirectly in certain developing markets.  Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values.

Exchange Traded Funds. Waddell & Reed Advisors Dividend Income Fund and Waddell & Reed Advisors Value Fund may invest in exchange traded funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs which track indexes, provided that such investments are consistent with a fund's investment objective as determined by WRIMCO. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a proportionate amount of shares of the issuers included in the relevant underlying index. Since most ETFs are a type of investment company, a fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

ETFs have a price which reflects a specified fraction of the value of the designated index and are exchange traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sales of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by a fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a fund's assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund that is not exchange traded. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         Lending Securities

Securities loans may be made on a short-term or long-term basis for the purpose of increasing a fund's income. If a fund lends securities, the borrower pays the fund an amount equal to the dividends or interest on the securities that the fund would have received if it had not lent the securities. The fund also receives additional compensation. Under the fund's current securities lending procedures, the fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which a fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that a fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a fund may accept as collateral are agreements by banks (other than the borrowers of the fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the fund, while the letter is in effect, amounts demanded by the fund if the demand meets the terms of the letter. The fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the fund's custodian bank) must be satisfactory to WRIMCO. The fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the fund within five business days after the fund gives notice to do so. If the fund loses its voting rights on securities lent, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules, which may be changed without shareholder vote, as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which certain underlying funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The underlying funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and an underlying fund may so invest as long as WRIMCO determines that such investments are consistent with that fund's objectives and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

         Options, Futures and Other Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the investments of an underlying fund, other than Cash Management. The strategies described below may be used in an attempt to manage the risks of a fund's investments that can affect fluctuation in its net asset value (NAV).

Generally, an underlying fund, other than Cash Management, may purchase and sell any type of Financial Instrument. However, as an operating policy, a fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. If a fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the CFTC). The funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, a fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Portfolios.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a fund's objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. A fund's prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described in its prospectus or SAI.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)         Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4)         As described below, a fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5)         A fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a fund's NAV being more sensitive to changes in the value of the related instrument. A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

A fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before ae fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies -- Special Considerations. A fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. A fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund also may use forward currency contracts to attempt to enhance income or yield. A fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the fund's commitment to purchase the new (more favorable) currency is limited to the market value of the fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the fund's custodian bank maintains, in a separate account of the fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the fund will be served.

Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the fund or that WRIMCO will hedge at an appropriate time.

Combined Positions. A fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. A fund, other than Cash Management, may enter into swaps, caps, floors and collars for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the fund anticipates purchasing at a later date; to protect against currency fluctuations, as a duration management technique; to attempt to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified "notional" amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps.

Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the London Interbank Offered Rate (LIBOR), that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher amount at each swap reset date.

A fund may enter into credit default swap contracts for hedging or investment purposes. A fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a fund would effectively add leverage because, in addition to its total net assets, the fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. A fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of 1940 Act. A fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. WRIMCO and each fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, a fund's portfolio investment, the fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. The fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime mortgage market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is a continually evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Repurchase Agreements

A fund may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which the fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

         Restricted Securities

Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, (1933 Act) or in a registered public offering. For example, a fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, such as Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the fund's board of directors. See Illiquid Investments.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

         When-Issued and Delayed-Delivery Transactions

A fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be more or less when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the fund until delivery and payment is completed. When the fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the fund sells securities on a delayed-delivery basis, it does not participate in further gains or losses with respect to the securities. When the fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, a fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices and, accordingly, the fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. A fund may hold a when-issued security or forward commitment until the settlement date, even if the fund will incur a loss upon settlement. In accordance with regulatory requirements, a fund's custodian bank maintains, in a separate account of the fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the fund, the portfolio securities themselves. If a fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

A fund, other than Cash Management, may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities that will be includable in the taxable dividends it pays to its shareholders. A fund will pay those dividends from its cash assets or from the proceeds of the liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

         Waddell & Reed Advisors Cash Management, Inc.

Cash Management may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the fund to use the amortized cost method of valuing its portfolio securities, the fund must comply with Rule 2a-7 under the 1940 Act (Rule 2a-7). Under Rule 2a-7, investments are limited to those that are U.S. dollar-denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. government securities) to no more than 5% of the fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the fund's total assets, with investment in such securities of any one issuer being limited to the greater of 1% of the fund's total assets or $1,000,000. In accordance with Rule 2a-7, the fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion below under Determination of Offering Price.

(1) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and Moody's are among the NRSRO's under Rule 2a-7. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional lender.

(2) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or Moody's.

(3) U.S. Government Securities: See the section above entitled U.S. Government Securities.

(4) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the fund's board of directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that government or any Province. The fund will not invest in Canadian government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. The fund may not invest in Canadian government obligations if they are denominated in Canadian dollars.

(6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the fund may invest (see 2 above) or a corporation in whose commercial paper the fund may invest (see 3 above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for Growth Portfolio for the fiscal years ended December 31, 2007 and December 31, 2006 were 29% and 5%, respectively.

The portfolio turnover rates for Balanced Portfolio for the fiscal years ended December 31, 2007 and December 31, 2006 were 17% and 11%, respectively.

The portfolio turnover rates for Conservative Portfolio for the fiscal years ended December 31, 2007 and December 31, 2006 were 30% and 56%, respectively.

Disclosure of Portfolio Holdings

The Portfolios and the underlying funds have adopted policies and procedures intended to prevent unauthorized disclosure of portfolio holdings information of a Portfolio or a fund (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Portfolio or an underlying fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

A Portfolio's or underlying fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be a Portfolio's or underlying fund's complete portfolio holdings disclosed in the Portfolio's or underlying fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Portfolio's or underlying fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Portfolio's or underlying fund's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

The Policy allows the disclosure of a Portfolio's or underlying fund's non-public portfolio holdings for legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

A service provider or other third party that receives information about a Portfolio's or underlying fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio or underlying fund (for example, a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio or underlying fund and subject to an agreement requiring confidentiality.

A Portfolio's or an underlying fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Portfolio or underlying fund and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);
  The individual receiving the request, in conjunction with the Portfolio's or underlying fund's Chief Compliance Officer (CCO), determines that the Portfolio or underlying fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Portfolio or any fund managed by WRIMCO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Portfolios or underlying funds, WRIMCO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for a Portfolio or underlying fund can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of a Portfolio's or underlying fund's non-public portfolio holdings information, the Portfolio's or underlying fund's CCO will typically consider whether the disclosure is in the best interests of Portfolio's or underlying fund's shareholders and whether any conflict of interest exists between the Portfolio's shareholders or the underlying fund's shareholders and the Portfolio or underlying fund or Waddell & Reed or its affiliates. As part of the annual review of the Fund's and underlying fund's compliance policies and procedures, the Fund's and underlying fund's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Portfolio's or underlying fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Financial Times Interactive Data

Pursuant to a custodian contract, each Portfolio and underlying fund has selected UMB Bank, n.a. as custodian for its securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to each Portfolio's and underlying fund's activities and supplies each Portfolio and underlying fund with a daily tabulation of the securities it owns and that are held by the custodian. Each underlying fund's sub-custodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard & Poor's
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek
Institutional Shareholder Services

Each Portfolio and underlying fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the fund. An underlying fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the fund. No compensation is received by the Fund, any underlying fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Portfolios and the underlying funds may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Directors and Officers

The Fund is governed by its Board of Directors (Board). Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the Portfolios of the Fund (3 portfolios) and each of the funds in the Waddell & Reed Advisors Funds (21 portfolios) and W&R Target Funds, Inc. (25 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (17 portfolios).

Following is a list of the members of the Board and the principal officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

David P. Gardner serves as Independent Chair of the Board and of the board of directors of the other funds in the Advisors Fund Complex.

Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Disinterested Directors

The following table provides information regarding each Disinterested Director.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	Fund: 2007 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member of Kansas Board of Regents (2007 to present)	78

Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Trustee, Kansas Public Employees Retirement System;

Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director	Fund: 2001 Fund Complex: 1997	Professor of Law, Washburn School of Law (1988 to present); Formerly, Dean, Washburn School of Law (until 2001)	49	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 2001 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49

Advisory Director, UMB Northland Board (financial services); Director, Command and General Staff College Foundation, Ft. Leavenworth, KS (military); Chairman, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 75	Director Independent Chairman	Fund: 2001 Fund Complex: 1998 Fund and Complex: 2006	Senior Advisor to the President, Trustee and Chairman, J. Paul Getty Trust (arts trust) (until 2006); Professor, University of Utah (non-profit education) (until 2005)	49	Director, Fluor Corporation (construction/engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Director	Fund: 2001 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1994 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprises) (1998 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to present); Independent Director, Graymark Healthcare (medical holding company) (2008)	78

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 88	Director	Fund: 2001 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for the past five years); formerly, Chairman, Gilliland & Hayes (until 2003)	49	Director, Central Bank & Trust and Central Financial Corporation (financial services)
Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 2008 Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	49	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	Fund: 2001 Fund Complex: 1971	Manager, Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	49

Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Boy Scouts of America; Chairman, Bank Assurance Partners (marketing insurance co. products)

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 54	Director	Fund: 2001 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, PC, a law firm (1980 to present)	49	Director, Columbian Bank & Trust; Director, American Red Cross (social services); Director, Rockhurst University (education; Director, CarEntrust, Inc. (healthcare technology)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Fund: 2001 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	78	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

         Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. The address for each Interested Director and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Michael L. Avery Age: 54	Director	Fund: 2007 Fund Complex: 2007	CIO of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for various investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO
Robert L. Hechler Age: 71	Director	Fund: 1998 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	24	None
Henry J. Herrmann Age: 65	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	78	Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's principal officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten Age: 39	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2006 2006 2007 2006	2006 2006 2007 2006

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (accounting services) (2001 to 2003)

Mara D. Herrington Age: 44	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

Kristen A. Richards Age: 40	Vice President Assistant Secretary Associate General Counsel	2001 2001 2001	2000 2000 2000

Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte Age: 42	Vice President General Counsel Assistant Secretary	2001 2001 2001	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider Age: 40	Vice President Chief Compliance Officer	2006 2004	2006 2004

Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has also established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. The respective duties and current memberships of the committees are:

Audit Committee. The Audit Committee meets with the Portfolios' independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Portfolios, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Portfolios' independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, John F. Hayes, Glendon E. Johnson, Frank J. Ross, Jr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended December 31, 2007, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Directors. The Nominating Committee will consider candidates recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Such candidates will be considered with any other Director candidates. Glendon E. Johnson (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended December 31, 2007, the Nominating Committee met two times.

Special Compliance & Governance Committee. The Special Compliance & Governance Committee oversees the Fund's compliance with Rule 38a-1 of the 1940 Act including implementation and enforcement of compliance policies and procedures, including corporate governance procedures, and activities of the Fund's Chief Compliance Officer. Frank J. Ross, Jr. (chair), John Dillingham, John Hayes, Albert W. Herman and Eleanor B. Schwartz are members of this committee. During the fiscal year ended December 31, 2007, the Special Compliance & Governance Committee met three times.

Special Dilution & Distribution Committee. The Special Dilution and Distribution Committee assists and advises the Board regarding dilution and distribution related matters in connection with settlements involving WRIMCO and certain of its affiliates and the SEC, New York Attorney General (NYAG) and State of Kansas. Joseph Harroz, Jr. (chair), James Concannon and Glendon E. Johnson are members of this committee. During the fiscal year ended December 31, 2007, the Special Dilution and Distribution Committee did not meet.

The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

The Independent Chair of the Board, Mr. Gardner, is an ex officio member of each committee.

         Ownership of Fund Shares
           (as of December 31, 2007)

The following table provides information regarding shares of the Fund beneficially owned by each Director as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, as well as the aggregate dollar range of shares owned, by each Director, of funds within the Advisors Fund Complex. The Fund's shares are available for purchase only through Waddell & Reed InvestEd Plan (InvestEd Plan) accounts established under the Arizona Family College Savings Program. A Director who is not an affiliated person of the Fund may elect to defer all or a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Advisors Fund Complex. The amounts listed below as "beneficially owned" shares include any shares in which the Director's deferred compensation is deemed invested.

DISINTERESTED DIRECTORS

Director	Dollar Range of shares owned in any of the Portfolios[1]	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	$0	over $100,000
James M. Concannon	$0	over $100,000
John A. Dillingham	$0	over $100,000
David P. Gardner	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	over $100,000
Albert W. Herman[2]	$0	$1 to $10,000
Glendon E. Johnson	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	over $100,000

INTERESTED DIRECTORS

Director	Dollar Range of shares owned in Growth Portfolio[1]	Dollar Range of shares owned in Balanced Portfolio*
Michael L. Avery	$0	$0
Robert L. Hechler	over $100,000	$0
Henry J. Herrmann	$0	$0

Director	Dollar Range of shares owned in Conservative Portfolio[1]	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Michael L. Avery	$0	over $100,000
Robert L. Hechler	$0	over $100,000
Henry J. Herrmann	over $100,000	over $100,000

1The Portfolios' shares are available for purchase only through Waddell & Reed InvestEd Plan (InvestEd Plan) accounts established under the Arizona Family College Savings Program.

2Mr. Albert Herman became a Director on January 1, 2008. The information regarding his ownership of shares is as of January 2, 2008.

Compensation

The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended December 31, 2007, the Directors received the following fees for service as a Director:

COMPENSATION TABLE

	Aggregate	Total Compensation
	Compensation	from Fund and
	From Fund[1]	Advisors Fund Complex[2]
Disinterested Directors:
Jarold W. Boettcher[3]	$404	$45,250
James M. Concannon	1,017	114,500
John A. Dillingham	1,043	117,500
David P. Gardner[4]	1,310	147,500
Joseph Harroz, Jr.	949	107,000
John F. Hayes	945	106,500
Albert W. Herman[3]	0	0
Glendon E. Johnson	1,030	116,000
Frank J. Ross, Jr.	961	108,375
Eleanor B. Schwartz	1,043	117,500

Interested Directors:
Michael L. Avery	$0	$0
Robert L. Hechler	910	102,500
Henry J. Herrmann	0	0

1Amounts shown represent the amounts payable by the Fund to each Director. However, Waddell & Reed has contractually agreed to assume all Fund expenses other than the Distribution and Service Fees of each Portfolio. The actual Director fees borne by the Fund are $0.

2No pension or retirement benefits have been accrued as a part of Fund expenses.

3Mr. Boettcher became a Director on May 23, 2007, and Mr. Herman became a Director on January 1, 2008.

4For 2007, Mr. Gardner received an additional fee of $45,000 for his services as Independent Chair of the Board and of the board of directors of each other fund in the Advisors Fund Complex. For 2008, this fee is $55,000.

The aggregate compensation allocated to the Fund, as indicated above for each Director, is allocated to each series of the Fund1 as follows:

Disinterested Directors	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
Jarold W. Boettcher	$211	$138	$55
James M. Concannon	532	351	134
John A. Dillingham	545	361	137
David P. Gardner	685	452	173
Joseph Harroz, Jr.	496	328	125
John F. Hayes	494	327	124
Albert W. Herman	0	0	0
Glendon E. Johnson	539	356	135
Frank J. Ross, Jr.	503	332	126
Eleanor B. Schwartz	546	360	137

Interested Director	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
Michael L. Avery	$ 0	$ 0	$ 0
Robert L. Hechler	476	314	120
Henry J. Herrmann	0	0	0

1Amounts shown represent the amounts payable by the Fund to each Director. However, Waddell & Reed has contractually agreed to assume all Fund expenses other than the Distribution and Service Fees of each Portfolio. The actual Director fees borne by the Fund, and therefore by each Portfolio, are $0

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$10,000
James M. Concannon	10,000
John A. Dillingham	10,000
David P. Gardner	34,000
Joseph Harroz, Jr.	58,500
John F. Hayes	10,000
Alvert W. Herman	0
Glendon E. Johnson	10,000
Frank J. Ross, Jr.	34,594
Eleanor B. Schwartz	10,000
Robert L. Hechler	10,000

The Fund's officers are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 78 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected to a board of directors of a fund within the Advisors Fund Complex before May 31, 1993, such annual fee is payable as long as the Director holds Emeritus status, which may be for the remainder of his lifetime. A Director initially elected to a board of directors of a fund within the Advisors Fund Complex on or after May 31, 1993 receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. William T. Morgan and Frederick Vogel III retired as Director of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were overseen by the Director at the time of his retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a board of directors of a fund within the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The fees paid to a Director Emeritus are allocated among the funds that were in existence at the time the Director elected Director Emeritus status, based on each fund's net assets at the time. For the fiscal year ended December 31, 2007, Mr. Morgan received total Director Emeritus compensation of $65,500, of which $157 was allocated to the Fund and therefore to each of the Portfolios as follows: Growth Portfolio $69, Balanced Portfolio $66 and Conservative Portfolio $22. Mr. Vogel elected Director Emeritus status after he resigned from the Board April 1, 2007. For the fiscal year ended December 31, 2007, Mr. Vogel received total Director Emeritus compensation of $58,875, of which $531 was allocated to the Fund and therefore to each of the Portfolios as follows: Growth Portfolio $279, Balanced Portfolio $183 and Conservative Portfolio $69.

Waddell & Reed has contractually agreed to assume all Fund expenses other than the Distribution and Service Fees of each Portfolio. The actual Director Emeritus fees borne by the Fund, and therefore by each Portfolio, are $0.

Class A shares of a Portfolio may be purchased at NAV for InvestEd Plan accounts owned by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Shares for more information.

Code of Ethics

The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Fund, as of March 31, 2008, regarding the beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------

ACPE Ttee AFCS Trust Fund	Growth Portfolio	10,300,156	97.59%
InvestEd 529 Plan

ACPE Ttee AFCS Trust Fund	Balanced Portfolio	7,417,680	96.67%
InvestEd 529 Plan

ACPE Ttee AFCS Trust Fund	Conservative Portfolio	4,129,249	100.00%
InvestEd 529 Plan

Waddell & Reed Financial Inc.	Balanced Portfolio	255,570	3.33%
ATTN: Bernita Moorshead	Growth Portfolio	254,580	2.41%
P O Box 29217
Shawnee Mission KS 66201-9217

As of March 31, 2008, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Fund has an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Portfolios and provide investment advice to the Portfolios. The Agreement obligates WRIMCO to make investments for the accounts of the Portfolios in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code), relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Portfolios and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), until March 7, 2005 known as Waddell & Reed Ivy Investment Company, an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for the Fund and each of the investment companies in the Waddell & Reed Advisors Funds, and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is an underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

The Management Agreement was renewed by the Board, including a majority of the Disinterested Directors, at the meeting held August 15, 2007, and will continue in effect for the period from October 1, 2007, through September 30, 2008, unless sooner terminated. The Management Agreement provides that it may be renewed year to year as to each Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Administrative and Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Administrative and Shareholder Servicing Agreement or Accounting Services Agreement.

Administrative and Shareholder Services

Under the Administrative and Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs administrative and shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. WRSCO also provides services related to the InvestEd Plan. A new Administrative and Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board without shareholder approval.

WRSCO also provides shareholder servicing functions to each of the underlying funds.

Accounting Services

Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to the existing one, may be approved by the Fund's Board without shareholder approval.

WRSCO provides similar bookkeeping and accounting services and assistance to each of the underlying funds.

Payments for Management, Accounting, Administrative and Shareholder Services

         Management Fees

Under the Fund's Management Agreement, for WRIMCO's management services, until May 1, 2004, the management fee for each of the Portfolios was payable at the annual rate of 0.05% of the net assets of the Portfolio. Pursuant to a letter agreement dated April 29, 2004, WRIMCO contractually waived the Management fee for the period from May 1, 2004 through April 30, 2005. Pursuant to a new Agreement between WRIMCO and the Fund, beginning May 1, 2005, WRIMCO contractually eliminated the management fee.

For the fiscal years ended December 31, 2007 and December 31, 2006, the Portfolios neither owed nor paid management fees to WRIMCO. For the fiscal year ended December 31, 2005, WRIMCO contractually waived the $14,143, $10,651, and $3,683 management fees that would have been payable by Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

Under its Management Agreement, for WRIMCO's management services, each of the underlying funds pays WRIMCO a fee as described in that fund's prospectus. The annual management fee rates for each of the underlying funds are as follows:

Waddell & Reed Advisors Bond Fund, effective October 8, 2007: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. (This fee schedule became effective October 8, 2007, upon completion of the merger of Waddell & Reed Advisors Limited-Term Bond Fund into Waddell & Reed Advisors Bond Fund. Prior to October 8, 2007, the management fee payable by Waddell & Reed Advisors Bond Fund (prior to the further waiver discussed below) was: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.)

Waddell & Reed Advisors Cash Management, Inc.: 0.40% of net assets.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Dividend Income Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Global Bond Fund, Inc.: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund, Inc.: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund, Inc.: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund, Inc.: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Small Cap Fund, Inc.: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Value Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund, Inc.: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund (prior to October 8, 2007): 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund, Inc.: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund, Inc.: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The management fee rates for each of the underlying funds as a percent of the fund's net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Management Fee
Waddell & Reed Advisors Bond Fund	September 30, 2007	0.52%
Waddell & Reed Advisors Cash Management, Inc.	September 30, 2007	0.40%
Waddell & Reed Advisors Core Investment Fund	June 30, 2007	0.61%
Waddell & Reed Advisors Dividend Income Fund	June 30, 2007	0.70%
Waddell & Reed Advisors Global Bond Fund, Inc.	September 30, 2007	0.63%
Waddell & Reed Advisors Government Securities Fund	September 30, 2007	0.50%
Waddell & Reed Advisors High Income Fund, Inc.	September 30, 2007	0.61%
Waddell & Reed Advisors International Growth Fund, Inc.	June 30, 2007	0.83%
Waddell & Reed Advisors New Concepts Fund, Inc.	June 30, 2007	0.83%
Waddell & Reed Advisors Small Cap Fund, Inc.	June 30, 2007	0.83%
Waddell & Reed Advisors Value Fund	June 30, 2007	0.69%
Waddell & Reed Advisors Vanguard Fund, Inc.	June 30, 2007	0.67%

The management fees paid to WRIMCO during the past three fiscal years for each of the underlying funds then in existence were as follows:

The management fees paid by Waddell & Reed Advisors Bond Fund to WRIMCO during the fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $3,274,493, $3,385,739 and $3,568,300, respectively.

The management fees paid by Waddell & Reed Advisors Cash Management, Inc. to WRIMCO during the fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $3,570,381, $2,776,277 and $2,578,837, respectively.

The management fees paid by Waddell & Reed Advisors Core Investment Fund to WRIMCO during the fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $25,509,294, $25,782,945 and $25,790,581, respectively.

The management fees paid by Waddell & Reed Advisors Global Bond Fund, Inc. to WRIMCO during the fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $1,791,234, $1,688,304 and $1,634,071, respectively.

The management fees paid by Waddell & Reed Advisors Government Securities Fund to WRIMCO during the fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $1,034,272, $1,163,735 and $1,241,162, respectively.

The management fees paid by Waddell & Reed Advisors High Income Fund, Inc. to WRIMCO during the fund's fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005 were $5,774,945, $5,563,890 and $5,857,734, respectively.

The management fees paid by Waddell & Reed Advisors International Growth Fund, Inc. to WRIMCO during the fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $6,725,551, $6,377,796 and $6,101,418, respectively.

The management fees paid by Waddell & Reed Advisors New Concepts Fund, Inc. to WRIMCO during the fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $11,433,086, $11,430,902 and $10,240,248, respectively.

The management fees paid by Waddell & Reed Advisors Small Cap Fund, Inc. to WRIMCO during the fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $7,707,694, $8,428,400 and $7,402,620, respectively.

The management fees paid by Waddell & Reed Advisors Value Fund to WRIMCO during the fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $3,987,765, $4,084,260 and $3,886,244, respectively.

The management fees paid by Waddell & Reed Advisors Vanguard Fund, Inc. to WRIMCO during the fund's fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $11,591,252, $12,545,384 and $11,903,145, respectively.

For purposes of calculating the daily fee, a fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the fund. Each underlying fund accrues and pays its management fee daily.

         Administrative and Shareholder Servicing Fee

Prior to January 1, 2006, under the Administrative and Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Portfolio paid WRSCO a fee at the rate of 0.40% of net assets annually. The fee was paid daily on a pro rata basis. WRSCO had contractually agreed to reimburse 0.25% of the Administrative and Shareholder Servicing Fee for the period beginning May 1, 2004 and ending April 30, 2006. Each Portfolio also paid certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Administrative and Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WRSCO.

Effective January 1, 2006, the Administrative and Shareholder Servicing Fee is contractually eliminated. After that date, the Portfolios no longer pay any Administrative and Shareholder Servicing Fees to WRSCO, including any out-of-pocket expenses of WRSCO.

Under the Shareholder Servicing Agreement for each of the underlying funds, other than Cash Management, the fund pays WRSCO a monthly fee equal to of 0.15 of 1% of the average daily net assets of Class Y shares for the preceding month. Cash Management pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

         Accounting Services Fee

Effective January 1, 2006, WRSCO contractually eliminated all fees associated with the Accounting Services Agreement. Prior to January 1, 2006, under the Accounting Services Agreement, each Portfolio paid WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$958
$25	-	$50	million	$1,925
$50	-	$100	million	$2,958
$100	-	$200	million	$4,033
$200	-	$350	million	$5,267
$350	-	$550	million	$6,875
$550	-	$750	million	$8,025
$750	-	$1.0	billion	$10,133
$1.0 billion and over				$12,375

In addition, for each class of shares in excess of one, each Portfolio paid WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Portfolio also paid monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. WRSCO voluntarily waived this fee until Portfolio assets were at least $10 million.

Each underlying fund pays WRSCO a monthly fee at the same rate as that described above.

Fees paid to WRSCO for accounting services by Growth Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were $0, $35 and $47,591, respectively.

Fees paid to WRSCO for accounting services by Balanced Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were $0, $30 and $44,081, respectively.

Fees paid to WRSCO for accounting services by Conservative Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were $0, $3 and $15,411, respectively.

Effective January 1, 2006, all fees which would have been paid by the Fund have been eliminated, with the exception of the distribution and service fee, described below. The following paragraph describes the fees paid by the Fund prior to January 1, 2006:

WRIMCO and WRSCO, respectively, pay all of their own expenses in providing management and accounting services. Amounts paid by the Fund under the Administrative and Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with Waddell & Reed and its affiliates. The Fund paid the fees and expenses of the Fund's other Directors. The Fund paid all of its other expenses. These included, for each Portfolio, the costs of materials sent to shareholders, audit and outside legal fees, taxes, portfolio transaction costs, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Each Portfolio invests its assets almost exclusively in the Class Y shares of the underlying Waddell & Reed Advisors Funds (Class A shares for Cash Management), and these investments are made without the payment of any commission or other sales charge.

Distribution Services

Under the Distribution and Service Plan (the Plan) for each Portfolio's shares (formerly, the Class A shares) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed a fee not to exceed 0.25% of the Portfolio's average annual net assets, paid daily, to compensate Waddell & Reed for services, either directly or through others, in connection with the distribution of the Portfolio's shares and/or the provision of personal services to the Portfolio's shareholders and/or maintenance of the Portfolio's shareholder accounts.

The Class B and Class C shares of each Portfolio were converted to Class A shares of the Portfolio on March 10, 2006.

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Fund, Waddell & Reed offers the Portfolios' shares through InvestEd Plans offered by financial advisors and sales managers of Waddell & Reed and Legend Equities Corporation (Legend) and through other unaffiliated broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, Waddell & Reed or an affiliate will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Portfolios' shares. Each Plan permits Waddell & Reed to receive compensation for distribution activities through the distribution fee, subject to the limit contained in the Plan. Each Plan also contemplates that Waddell & Reed may be compensated for its activities in connection with: training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of the applicable Portfolio and/or maintaining shareholder accounts; increasing services provided to shareholders of the applicable Portfolio by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of the applicable Portfolio and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the applicable Portfolio, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Portfolio shares. Each Plan and the Underwriting Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held in InvestEd Plan accounts by investors to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties may also provide services to investors through telephonic means and written communications.

The distribution fees are paid to compensate Waddell & Reed for its services in the distribution of shares of a Portfolio, in connection with which Waddell & Reed incurs various expenses, such as those relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management. The service fees are paid to compensate Waddell & Reed for providing personal services to the particular Portfolio's shareholders and for the maintenance of shareholder accounts.

Fees paid (or accrued) as service fees and distribution fees by Growth Portfolio under the former Class A Plan for the fiscal year ended December 31, 2007 were $351,561.

Fees paid (or accrued) as service fees and distribution fees by Balanced Portfolio under the former Class A Plan for the fiscal year ended December 31, 2007 were $231,940.

Fees paid (or accrued) as service fees and distribution fees by Conservative Portfolio under the former Class A Plan for the fiscal year ended December 31, 2007 were $90,980.

The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the applicable Portfolio and its shareholders affected by the particular Plan through Waddell & Reed's activities not only to distribute the affected shares of the Portfolio but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Portfolio. Each Portfolio anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Portfolio class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Portfolio and class expenses. Increased Portfolio assets may also provide greater resources with which to pursue the objective(s) of a Portfolio. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Portfolio, to meet redemption demands. In addition, each Portfolio anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Portfolio and its affected shareholders. Each Plan and the Underwriting Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter the Plan Directors).

Among other things, the Plan for each class provides that (1) Waddell & Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments by a Portfolio under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

         Compensation to Broker Dealers and other Financial Intermediaries

The sales force and other parties may be paid continuing compensation based on the value of the shares held by investors to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties may also provide services to investors through telephonic means and written communications. In addition to the front-end sales charges that may be applicable to share purchases, as described below and in the Prospectus, Waddell & Reed or an affiliate may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Portfolio shares, including: for the purchase of shares purchased at NAV, Waddell & Reed (or its affiliate) may pay up to 1.00% of the net assets invested.

Sales Charges

Portfolio shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Growth Portfolio
Balanced Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-----------	-----------	-----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Conservative Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-----------	-----------	-----------	-----------
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a Portfolio to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay Legend and unaffiliated broker-dealers up to 1.00% on investments made in shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

Custodial and Auditing Services

The Portfolios' custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City Missouri, is the Fund's independent registered public accounting firm, and audits the Portfolios' financial statements.

Portfolio Managers

The following tables provide information relating the managers of the Portfolios as of December 31, 2007:

Michael L. Avery

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan F. Caldwell

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733	$0	$0*
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel J. Vrabac

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733	$0	$0*
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

* Under $500,000.

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO and the Fund have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

As of December 31, 2007, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers are:

Manager	Dollar Range of Shares owned in Growth Portfolio*	Dollar Range of Shares owned in Balanced Portfolio*	Dollar Range of Shares owned in Conservative Portfolio*	Dollar Range of Shares owned in the Fund Complex
Michael L. Avery	$0	$0	$0	over $1,000,000
Ryan F. Caldwell	$0	$0	$0	$100,001 to $500,000
Daniel J. Vrabac	$0	$0	$0	$100,001 to $500,000

*The Portfolio's shares are available for purchase only through InvestEd Plan accounts established under the Arizona Family College Savings Program.

A portion of each portfolio manager's compensation is held in a deferred account, and may be deemed to be invested in funds within the Fund Complex. As of December 31, 2007, the dollar range of shares of the Portfolios deemed owned by the portfolio managers are:

Manager	Dollar Range of Shares deemed owned in Growth Portfolio	Dollar Range of Shares deemed owned in Balanced Portfolio	Dollar Range of Shares deemed owned in Conservative Portfolio	Dollar Range of Shares deemed owned in the Fund Complex
Michael L. Avery	$0	$0	$0	$100,001 to $500,000
Ryan F. Caldwell	$0	$0	$0	$100,001 to $500,000
Daniel J. Vrabac	$0	$0	$0	$500,001 to $1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Portfolio will purchase and sell the principal portion of its securities, the shares of the underlying Waddell & Reed Advisors Funds, without commission or other sales charges. To the extent that a Portfolio purchases or sells U.S. Government securities or short-term commercial paper, such transactions may be directly with issuers, underwriters, dealers or banks. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. The individuals who manage the Portfolios and the underlying funds may also manage other advisory accounts. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Portfolio and/or its underlying funds with those of other Portfolios in the Fund, Waddell & Reed Advisors Funds, and W&R Target Funds, Inc. or other accounts for which it or an affiliate has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. WRIMCO will ordinarily allocate a partially filled combined order pro rata based on the included orders placed, subject to certain variances provided for in the written procedures.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells.

Proxy Voting Policy

The underlying funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed – If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the funds' board of directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the fund board and obtain the board's consent or direction to vote the proxies. WRIMCO may use the board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Portfolio is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later that August 31 of each year. Information regarding how the proxies for each Portfolio and for each of the underlying funds were voted during the most recent 12-month period ended June 30, 2007, is available on the Waddell & Reed website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

The Shares of the Portfolios

Each share of each Portfolio represents an interest in that Portfolio's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing Directors until such time as less than a majority of Directors holding office have been elected by shareholders, at time which the Directors then in office will call a shareholders' meeting for the election of Directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share of each Portfolio (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the three Portfolios vote together as a single class. On other matters affecting a particular Portfolio, the shares of that Portfolio vote together as a separate class, such as with respect to a change in an investment restriction of a particular Portfolio, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolios to approve the Management Agreement for the other Portfolios.

The phrase a majority of the outstanding voting securities of a Portfolio (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

To the extent required by law, beneficial owners are entitled to give voting instructions with respect to Fund shares held in the InvestEd Plan. The Arizona Commission for Postsecondary Education will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

         Minimum Initial and Subsequent Investments

Initial investments must be at least $500 with the exceptions described in this paragraph. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Regular investments may also be made through payroll deductions. Except with respect to the maximum account balance limit (as described in the Prospectus) and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

Reduced Sales Charges

         Lower sales charges on the purchase shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of the Fund with the NAV of Fund shares already held in your InvestEd Plan account or with the NAV of shares of the Fund, or of Class A, Class B or Class C shares of any of the funds in Waddell & Reed Advisors Funds, with the NAV of shares held in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution).
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Fund shares in any account that you own may be grouped with the current account value of purchased shares of the Fund or Class A, Class B and/or Class C shares of any of the funds in the Waddell & Reed Advisors Funds in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your respective individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code may be grouped, provided that such purchases are subject to a sales charge, or Section 403(b) tax sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares for your InvestEd Plan account or Class A shares of Waddell & Reed Advisors Funds without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

         Other Funds in the Waddell & Reed Advisors Funds, Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

Reduced sales charges for larger purchases of shares apply to purchases of any shares of the Fund for InvestEd Plan accounts and of the Class A shares of any of the funds in Waddell & Reed Advisors Funds and Ivy Family of Funds subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or the Ivy Family of Funds subject to a sales charge will be treated as an investment in a Portfolio for the purposes of determining the applicable sales charge. For these purposes, Class A shares of Cash Management or Ivy Funds, Inc. Money Market Fund that were acquired by exchange of another fund in the Waddell & Reed Advisors Funds or Ivy Family of Funds in Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares of any of the funds in the Waddell & Reed Advisors Funds and/or the Ivy Family of Funds are taken into account.

Net Asset Value Purchases of Class A Shares

Shares of a Portfolio may be purchased at NAV for InvestEd Plan accounts owned by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild; parent includes stepparent. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, a Senior Financial Advisor.

Shares of a Portfolio may be purchased at NAV for InvestEd Plan accounts if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is within Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days of such redemption.

Shares may also be issued at NAV for InvestEd Plan accounts in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund or a Portfolio is a party.

Purchases of shares may be made at NAV for InvestEd Plan accounts by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.

Shares of a Portfolio may be purchased at NAV for InvestEd Plan accounts owned by sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed or an affiliate has entered into selling agreements.

Shares of a Portfolio may be purchased at NAV for InvestEd Plan accounts owned by certain clients investing through a certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees.

Purchases of shares may be made at NAV by investors transferring their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan sponsored by Waddell & Reed due to the closing of the SM&R-sponsored 529 Plan. Additionally, if an investor established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R, such investor may purchase additional shares, at NAV, into their transferred InvestEd Plan accounts.

Reasons for Differences in Public Offering Price of Fund Shares

As described herein and in the Prospectus, there are a number of instances in which a Portfolio's shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Fund shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to governmental entities.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Fund shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Cash Management or Ivy Money Market Fund are subject to the sales charge applicable to the Portfolio being exchanged into, unless the shares of Cash Management or Ivy Money Market Fund were previously acquired by an exchange from Class A shares of another fund in the Waddell & Reed Advisors Funds or Ivy Family of Funds on which a sales charge was already paid. Sales of shares without a sales charge are permitted to InvestEd Plan accounts owned by Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Shares may be sold without a sales charge to InvestEd Plan accounts owned by persons who have an existing relationship with Waddell & Reed (or any of its affiliates), as well as to InvestEd Plan accounts owned by persons who purchase such shares through certain advisory programs, due to reduced selling expenses incurred by Waddell & Reed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, its affiliates or other third parties. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, each Portfolio receives the NAV per share of all shares sold or issued.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in proper form, as described in the Prospectus, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash.

Reinvestment Privilege

Each Portfolio offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of shares you redeem from the Portfolio by sending that Portfolio the amount you wish to reinvest. The amount you return will be reinvested in shares of that Portfolio at the NAV next calculated after the Portfolio receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 days after your redemption request was received. You can do this only once each calendar year with respect to shares of a Portfolio.

Determination of Offering Price

The NAV of the shares of a Portfolio is the value of the Portfolio, less the Portfolio's liabilities, divided by the total number of outstanding shares of that Portfolio.

Shares of each Portfolio are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Fund's Distributor. The price makeup as of December 31, 2007, which is the most recent balance sheet incorporated into this SAI by reference, was as follows:

Growth Portfolio

NAV per share
(net assets divided by shares
outstanding)	$13.63
Add: selling commission (5.75% of offering
price)	0.83
-----
Maximum offering price per share
(NAV divided by 94.25%)	$14.46
=====

Balanced Portfolio

NAV per share
(net assets divided by shares
outstanding)	$12.49
Add: selling commission (5.75% of offering
price)	0.76
------
Maximum offering price per share
(NAV divided by 94.25%)	$13.25
======

Conservative Portfolio

NAV per share
(net assets divided by shares
outstanding)	$10.52
Add: selling commission (4.25% of offering
price)	0.47
------
Maximum offering price per share
(NAV divided by 95.75%)	$10.99
======

The offering price of a Portfolio share is its NAV next calculated following acceptance of a purchase request in proper form, plus the sales charge described in the Prospectus. Proper form includes receipt by Waddell & Reed, in the home office, of a completed InvestEd Plan Account Application and additional required documentation, if applicable. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed receives and accepts your order. You will be sent a confirmation after your purchase (other than automatic investment purchases) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or a Portfolio may determine to discontinue offering shares for purchase.

The NAV per share of a Portfolio is ordinarily computed once on each day that the NYSE is open for trading, as of the close of the regular session of the NYSE, and the NAV of an underlying fund's shares is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by an underlying fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. Since each Portfolio invests almost exclusively in shares of the underlying Waddell & Reed Advisors Funds, the Portfolio's NAV will be affected by changes in the respective NAVs of its underlying funds.

The NAV per share of a Portfolio, as well as that of each underlying fund, may change every business day, since the value of the assets and the number of shares outstanding typically changes every business day. However, Cash Management is designed so that the value of each share of the fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible.

The securities in the portfolio of each Portfolio and of each underlying fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, and certain swap agreements are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under the procedures established by, and under the general supervision and responsibility of, the fund's board of directors.

For the underlying funds, foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of an underlying fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the fund's board of directors. The foreign currency exchange transactions of a fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Options and futures contracts purchased and held by an underlying fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a fund will be either the closing price or the asked price.

When an underlying fund writes a put or call, an amount equal to the premium received is included in the fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If the call a fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the fund received. If a fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a fund is exercised, the amount that the fund pays to purchase the related investment is decreased by the amount of the premium it received. If a fund exercises a put it purchased, the amount the fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a fund expires, it has a gain in the amount of the premium; if a fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Cash Management operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price Cash Management would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Cash Management's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by Cash Management resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

As required by Rule 2a-7, Cash Management's board of directors has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1.00. As required, such procedures include review of Cash Management's portfolio holdings by the board of directors at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

TAXATION OF THE PORTFOLIOS

Each Portfolio is treated as a separate corporation for Federal tax purposes. Each Portfolio intends to continue to qualify each taxable year for treatment as a regulated investment company under the Code (RIC), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss ("net short-term gain"), all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and must meet several additional requirements, which each Portfolio intends and expects to continue to do.

Each Portfolio invests almost exclusively in shares of the underlying Waddell & Reed Advisors Funds and may also invest in U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments. Accordingly, a Portfolio's income will consist of dividends and other distributions it receives from the funds in which it invests, net gains it realizes from the disposition of those funds' shares and other securities, and interest it earns. If an underlying fund qualifies for the tax treatment as a RIC described in the preceding paragraph (and each underlying fund has done so for its past taxable years and intends to continue to do so for its current and future taxable years): (1) dividends paid to a Portfolio from the fund's investment company taxable income (which for certain funds may include gains from certain foreign currency transactions in addition to net investment income and net short-term gain) will be taxable to the Portfolio as ordinary income to the extent of the fund's earnings and profits and (2) distributions paid to a Portfolio from the fund's net capital gains will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the fund's shares. If a Portfolio qualifies for treatment as a RIC, these tax consequences will have little impact, because, as noted in the Prospectus, each Portfolio intends to distribute substantially all its net investment income and net capital gains each year and thus will pay no Federal income tax on the dividends, other distributions and gains it receives and realizes and distributes.

If a Portfolio or underlying fund failed to qualify for treatment as a RIC for any taxable year, however, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, such a Portfolio or fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Portfolio and underlying fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Portfolio or an underlying fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of each Portfolio and underlying fund to pay sufficient dividends and other distributions each year to avoid imposition of this excise tax.

UNDERWRITER

Waddell & Reed acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Fund (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Portfolios but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Fund shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for the former Class A shares of Growth Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were $926,634, $ 1,022,733 and $851,769, respectively.

The amounts retained by Waddell & Reed for Growth Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were, in the aggregate, $395,840, $437,775 and $332,738, respectively

The dollar amounts of underwriting commissions for the former Class A shares of Balanced Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were $429,218, $436,155 and $378,562, respectively.

The amounts retained by Waddell & Reed for Balanced Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were, in the aggregate, $185,527, $191,823 and $153,319, respectively.

The dollar amounts of underwriting commissions for the former Class A shares of Conservative Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were $98,468, $79,472 and $69,973, respectively.

The amounts retained by Waddell & Reed for Conservative Portfolio for the fiscal periods ended December 31, 2007, December 31, 2006 and December 31, 2005 were, in the aggregate, $42,240, $35,713 and $27,249, respectively.

FINANCIAL STATEMENTS

The Fund's Financial Statements, including notes thereto, and the report of the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2007 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated December 31, 2007, which is available upon request. Cash Management's Financial Statements, including notes thereto, and the report of Cash Management's independent registered public accounting firm for the fiscal year ended September 30, 2007 are incorporated herein by reference. They are contained in Cash Management's Annual Report to Shareholders, dated September 30, 2007, which is available upon request.

Quarterly Portfolio Holdings

A complete schedule of the Portfolio's portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, on the Fund's website at http://www.waddell.com.

The complete schedule of portfolio holdings, for each of the underlying funds, for the first and third quarters of each fund's respective fiscal year will also be filed with the SEC on the fund's Form N-Q. The Form N-Q for each underlying fund may be obtained as listed above.

APPENDIX A

         The following are descriptions of some of the ratings of securities which the Fund or an underlying fund may use. The Fund or an underlying fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

         S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

         BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C -- A preferred stock rated C is a non-paying issue.

         D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Moody's. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Preferred stock rating symbols and their definitions are as follows:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF NOTE RATINGS

         S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

         --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         The note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

         Moody's. Moody's Short-Term Loan Ratings – Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

         Fitch Ratings-National Short-term Credit Ratings

         F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

         F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

         F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

         B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

         C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D-Indicates actual or imminent payment default.

         Notes to Short-term national rating:

         + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

         Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.